Fees Summary	Feb. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,343,539.75
Previously Paid Amount	0.00
Total Fee Amount	5,564.20
Total Offset Amount	0.00
Net Fee	$ 5,564.20
Final Prospectus	false